As filed with the Securities and Exchange Commission on March 9, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21854

CITIGROUP ALTERNATIVE INVESTMENTS TRUST
(Exact name of registrant as specified in charter)

731 Lexington Avenue, 28th Floor
New York, NY 10022
(Address of principal executive offices) (Zip code)

Millie Kim, Esq.
Citigroup Alternative Investments LLC
731 Lexington Avenue, 28th Floor
New York, NY 10022
(Name and address of agent for service)

COPY TO:

Paul S. Schreiber, Esq.
Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

(866) 832-9160
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2006

Date of reporting period: December 31, 2006

Item 1.  Report to Stockholders.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

FUND OVERVIEW AND PERFORMANCE

COMMENTARY

The Citigroup Alternative Investments Tax Advantaged Short Term Fund (the “Fund”) has, on a tax-equivalent basis1, returned 6.38% annualized since inception on August 1, 2006, 92bps over 1-month LIBOR. The Fund’s performance has been primarily driven by income generation and to a lesser extent capital appreciation. During the fourth quarter of 2006, the Fund increased allocations in the preferred securities and ABS/MBS strategies, and found opportunities to deploy capital to municipal residuals in the municipal arbitrage strategy. (These strategies are further described in the Fund’s Prospectus.)

Since the Fund’s launch in August 2006, short duration income strategies have generally performed well as short rates have remained high, providing continued strong income generation. The FOMC (Federal Open Market Committee) held its target for the federal funds rate at 5.25% during this period. Though the U.S. economy has somewhat moderated since the first quarter of 2006, the job market has remained tight. Inflation measures generally continue to be higher than levels acceptable to the FOMC, yet the FOMC remains positive on a continuing downward trend in inflation into 2007.

MONTHLY RETURNS (UNAUDITED)

2006 Returns	Jan	Feb	Mar	Apr	May	June	Jul	Aug	Sept	Oct	Nov	Dec	Year
Fund (Actual)								0.43%	0.41%	0.44%	0.45%	0.40%	2.15%
Fund (Tax-Equivalent)[1]								0.52%	0.50%	0.52%	0.53%	0.52%	2.61%
1-Month LIBOR[2]								0.45%	0.44%	0.44%	0.44%	0.45%	2.24%
Short-term Muni Index (Tax-Equiv)[1,3]								0.45%	0.45%	0.45%	0.46%	0.47%	2.30%
Annualized Spread Over LIBOR								0.93%	0.71%	0.97%	1.05%	0.94%	0.92%

Fund Dividend (Actual)								0.33%	0.31%	0.34%	0.35%	0.40%	1.75%
Fund Dividend (Tax-Equivalent)[1]								0.42%	0.40%	0.42%	0.43%	0.52%	2.21%

Past performance is no guarantee of future results. Real results may vary. Investors cannot invest in an index.
Note: SEC calculated returns require monthly compounding, which causes slight differences from a linear summation of the numbers.

CUMULATIVE RETURNS (from 8/1/2006 - 12/31/2006) (UNAUDITED)

Tax-Equivalent Returns[1]	4Q06	2006	Since Inception (Annualized)
Fund	1.57%	2.61%	6.38%
Fund Dividend	1.37%	2.21%	5.37%
Fund (After Max. Placement Fee)	1.07%	2.10%	5.11%
Short-term Muni Index (Tax Equiv) [1,3]	1.38%	2.30%	5.62%
1-Month LIBOR[2]	1.34%	2.24%	5.47%
Excess to LIBOR	0.24%	0.37%	0.92%

Note: Since Inception Return after Taxes on Distributions is 4.46% and after Taxes on Distributions and
Sale of Shares is 4.11%, compared to an after-tax return of the Short-term Muni Index (BMA) of 3.62%
and 1-month LIBOR of 3.52%.4 The 2006 actual return after maximum placement fee is 1.65%.

[1]
As described in the Prospectus, “tax-equivalence” refers to the concept that net returns realized by an investor in the Fund should be considered before the effect of any federal income taxes to be paid on the investment so that it may be consistently compared to other taxable investments with similar risk profiles. Tax-equivalent basis assumes a 35% federal income tax rate; for some investors, a lower tax rate such as the 28% top Alternative Minimum Tax Rate may be more appropriate. Certain generalizing assumptions were made when determining the taxability of each security, notably municipal income as tax exempt, preferred securities income of qualifying dividends at 15% and other securities at the full 35%, and therefore actual results may vary. The impact of state and local taxes are not considered for this purpose.

[2]	1-Month LIBOR (London Interbank Offered Rate) (US0001M) is sourced from Bloomberg.
[3]
The Short-term Muni Index referred to is the BMA index (Bond Market Association Municipal Swap Index), which is the benchmark weekly municipal index produced by Municipal Market Data (MMD). The BMA index is comprised of tax-exempt variable rate demand obligation (“VRDO’s”), and is used as the pricing benchmark for synthetic floating rate securities.

[4]	After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes as described in note 1.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

PORTFOLIO INFORMATION (UNAUDITED)

FUND DATA (as of 12/31/2006)
Inception Date:	8/1/2006
Net Asset Value (NAV) per share:	$10.04
Gross Assets:	$218.0mm
Shares Outstanding:	14,334,474

NET ASSETS BY STRATEGY
(including early subscriptions)
Municipal Floaters (MF):	71.8%
ABS/MBS/Reverse Repos/ Other (MBS):	13.5%
Preferred Securities (PFD):	11.3%
Municipal Residuals (MR):	3.4%
Cash/Equivalents and Other (Cash):	0.0%

CREDIT PROFILE (Long Portfolio)
AAA:	92.1%
AA:	0.5%
A:	7.4%

This report has been prepared by Citigroup Alternative Investments LLC (“CAI”), the Investment Adviser of the Fund, located at 731 Lexington Avenue, 26th Floor, New York, NY 10022, and is for the information of the holders of the Fund. It is confidential and is not to be reproduced or shared with any other person. Some of the information contained herein has been obtained from outside sources; while we believe these sources to be reliable, we do not represent that the information provided by them is accurate or complete and neither Citigroup nor any of its affiliates guarantees its accuracy or accepts liability for any direct or consequential losses arising from its use.

Past performance is no guarantee of future results. Real results may vary.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost and current performance may be lower or higher than the performance data reflected in this report. Investments may be subject to an upfront sales charge of up to 0.50%, subject to waiver. Certain performance data shown does not reflect the deduction of the sales charge. If reflected, the sales charge would reduce that stated performance.

The performance presentations on the previous page are net of voluntary fee waivers and expense reimbursements by the Investment Adviser, which may be discontinued at any time. The Fund’s annualized tax-equivalent returns for the period shown (August 1, 2006 to December 31, 2006) would have been lower if such waivers and reimbursements had not been made.

The Prospectus contains additional information needed to evaluate the investment and provides important disclosures regarding risks, fees, and expenses. You may obtain a copy of the Prospectus from your financial representative.

The opinions expressed herein or in the Fund’s offering documents may differ from opinions expressed by Citigroup or any of its other affiliates, and are not intended to be a forecast of future events or guarantee of future results.

Securities are offered through Smith Barney, a division and service mark of Citigroup Global Markets Inc., member SIPC. Citigroup Global Markets Inc. and Citibank are affiliated companies under the common control of Citigroup Inc.

INVESTMENT AND INSURANCE PRODUCTS: •NOT FDIC INSURED •NOT A BANK DEPOSIT •NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY •NO BANK GUARANTEE •MAY LOSE VALUE

For any questions related to the Fund or this report, please contact your representative.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006

Shares or
Principal
Amount		Value
	TAX EXEMPT OBLIGATIONS - 81.53%
	FLOATING RATE MUNICIPAL BONDS - 79.33%
	Arizona - 4.87%
	Phoenix Arizona Civic Improvement Corporation Water System Revenue (CS - MBIA) (SPA - Merrill Lynch Capital Services) (Callable at $100.00 on 07/01/15)
$ 7,000,000	3.950%, 07/01/2024 (Acquired 12/18/06, Cost $7,000,000) (a)	$7,000,000
	Colorado - 1.74%
	Eclipse Funding Trust - Regional Transportation District Colorado Revenue (CS - AMBAC) (LF - U.S. Bank N.A.) (Callable at $100.00 on 11/01/16)
2,500,000	3.940%, 11/01/2036 (Acquired 10/19/06, Cost $2,500,000) (a)	2,500,000
	Connecticut - 3.06%
	Connecticut State General Obligation (LF - Merrill Lynch Capital Services) (Callable at $101.00 on 03/15/08)
4,400,000	3.930%, 03/15/2012 (Acquired 12/26/06, Cost $4,400,000) (a)	4,400,000
	District of Columbia - 1.36%
	District of Columbia General Obligation (CS - FSA) (SPA - Wachovia Bank N.A.) (Callable at $100.00 on 06/01/15)
1,500,000	3.950%, 06/01/2026 (Acquired 11/27/06, Cost $1,500,000) (a)	1,500,000
	District of Columbia Revenue - George Washington University (CS - MBIA) (SPA - Bank of America N.A.)
450,000	3.950%, 09/15/2029	450,000
		1,950,000
	Georgia - 4.93%
	Municipal Electric Authority of Georgia Revenue (CS - MBIA) (LOC - Bayerische Landesbank, Landesbank Hessen-Thuringen, West Deutsche Landesbank)
7,100,000	3.920%, 01/01/2020	7,100,000
	Hawaii - 2.92%
	Eclipse Funding Trust - Honolulu Hawaii Revenue 144A (CS - MBIA) (LF - U.S. Bank N.A.)
4,200,000	3.940%, 07/01/2014 (Acquired 09/07/06, Cost $4,200,000) (a)	4,200,000
	Illinois - 3.00%
	Chicago Illinois Sales Tax Revenue Refunding (CS - FGIC) (SPA - JP Morgan Chase Bank)
100,000	3.950%, 01/01/2034	100,000
	Illinois State General Obligation (CS - MBIA) (LF - JP Morgan Chase Bank)
1,300,000	3.970%, 09/01/2012 (Acquired 10/25/06, Cost $1,300,000) (a)	1,300,000
	Illinois State Toll Highway Authority Toll Highway Revenue (CS - FSA) (LF - JP Morgan Chase Bank)
600,000	3.970%, 01/01/2014 (Acquired 12/29/06, Cost $600,000) (a)	600,000
	Metropolitan Pier and Exposition Authority Illinois Dedicated State Tax Revenue (CS - MBIA) (LF - JP Morgan Chase Bank)
2,320,000	3.970%, 12/15/2024 (Acquired 10/25/06 and 11/09/2006, Cost $2,320,000) (a)	2,320,000
		4,320,000
	Indiana - 2.08%
	Eclipse Funding Trust - Indiana Municipal Power Agency Power Revenue (CS - AMBAC) (LF - U.S. Bank N.A.) (Callable at $100.00 on 01/01/16)
3,000,000	3.940%, 01/01/2032 (Acquired 12/28/06, Cost $3,000,000) (a)	3,000,000
	Massachusetts - 2.00%
	Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue (LF - JP Morgan Chase Bank)
130,000	3.940%, 01/01/2027 (Acquired 08/01/06, Cost $130,000) (a)	130,000
	Massachusetts State General Obligation (CS - MBIA) (LF - Dexia Credit Local)
2,650,000	3.930%, 12/01/2020 (Acquired 09/14/06 and 09/27/06, Cost $2,649,846) (a)	2,650,000
	Massachusetts State School Building Authority Dedicated Sales Tax Revenue (CS - FSA) (LF - JP Morgan Chase & Company)
100,000	3.940%, 08/15/2013 (Acquired 08/01/06, Cost $100,000) (a)	100,000
		2,880,000

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006

Shares or
Principal
Amount		Value
	Nevada - 4.17%
	Clark County Nevada School District General Obligation (CS - MBIA) (SPA - Merrill Lynch Capital Services)
$ 6,000,000	3.950%, 06/15/2010 (Acquired 12/18/06, Cost $6,000,000) (a)	$6,000,000
	New Jersey - 6.25%
	New Jersey State General Obligation (CS - AMBAC) (LF - Dexia Credit Local)
1,000,000	3.930%, 07/15/2016 (Acquired 09/14/06, Cost $1,000,000) (a)	1,000,000
	New Jersey State Transportation Trust Fund Authority Revenue (CS - AMBAC) (SPA - Dexia Credit Local)
1,000,000	3.930%, 12/15/2023 (Acquired 09/14/06 and 09/27/06, Cost $999,903) (a)	1,000,000
	New Jersey State Transportation Trust Fund Authority Revenue (CS - MBIA) (SPA - Wachovia Bank N.A.)
6,990,000	3.940%, 12/15/2021 (Acquired 09/20/06 and 12/14/06, Cost $6,990,000) (a)	6,990,000
		8,990,000
	New York - 5.34%
	New York New York General Obligation (CS - AMBAC) (LF - JP Morgan Chase Bank)
1,500,000	3.950%, 06/01/2013 (Acquired 08/02/06 and 09/01/06, Cost $1,500,000) (a)	1,500,000
	New York State Dormitory Authority Revenues Secondary Issues (CS - FSA Custodial Receipts) (SPA - Bank of New York)
4,230,000	3.940%, 07/01/2018 (Acquired 09/13/06, Cost $4,230,000) (a)	4,230,000
	New York State Local Government Assistance Corporation Revenue (CS - AMBAC) (SPA - Societe Generale) (Callable at $101.00 on 04/01/07)
1,250,000	3.930%, 04/01/2011 (Acquired 09/21/06 and 09/27/06, Cost $1,249,894) (a)	1,250,000
	New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue (CS - AMBAC) (LF - JP Morgan Chase Bank)
700,000	3.950%, 04/01/2014 (Acquired 08/02/06, Cost $700,000) (a)	700,000
		7,680,000
	North Carolina - 0.49%
	Raleigh North Carolina Combined Enterprise System Revenue (LF - JP Morgan Chase Bank)
700,000	3.970%, 03/01/2012 (Acquired 09/01/06, Cost $700,000) (a)	700,000
	Pennsylvania - 5.07%
	Pennsylvania State General Obligation (CS - FSA) (LF - Merrill Lynch Capital Services)
7,300,000	3.940%, 05/01/2019 (Acquired 12/18/06, Cost $7,300,000) (a)	7,300,000
	Texas - 21.79%
	Austin Texas Water and Wastewater System Revenue Refunding (CS - FSA) (SPA - Landesbank Baden-Wurttem) (Callable at $100.00 on 03/15/07)
170,000	3.950%, 05/15/2024	170,000
	Brownsville Texas Utility System Revenue (CS - AMBAC) (LF - Deutsche Bank A.G.) (Callable at $100.00 on 09/01/15)
400,000	3.940%, 09/01/2021 (Acquired 08/01/06, Cost $400,000) (a)	400,000
	Clear Creek Texas Independent School District General Obligation (CS - FSA) (SPA - Wachovia Bank N.A.) (Callable at $100.00 on 02/15/15)
2,000,000	3.950%, 02/15/2029 (Acquired 08/01/06, Cost $2,000,000) (a)	2,000,000
	Eclipse Funding Trust - Texas Southmost College District General Obligation (CS - AMBAC) (LF - U.S. Bank N.A.) (Callable at $100.00 on 02/15/15)
820,000	3.940%, 02/15/2026 (Acquired 09/13/06, Cost $820,000) (a)	820,000
	Frisco Texas Independent School District General Obligation (CS - Public School Fund - Guaranteed) (LF - Deutsche Bank A.G.) (Callable at $100.00 on 08/15/16)
5,000,000	3.940%, 08/15/2036 (Acquired 11/30/06, Cost $5,000,000) (a)	5,000,000
	Houston Texas General Obligation (CS - AMBAC) (LF - Merrill Lynch Capital Services) (Callable at $100.00 on 03/01/15)
6,000,000	3.960%, 03/01/2025 (Acquired 12/18/06, Cost $6,000,000) (a)	6,000,000
	Houston Texas Water and Sewer System Revenue (CS - MBIA) (SPA - Merrill Lynch Capital Services)
1,000,000	3.930%, 12/01/2023 (Acquired 12/18/06, Cost $1,000,000) (a)	1,000,000

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006

Shares or
Principal
Amount		Value
	Houston Texas Water and Sewer System Revenue (LF - Societe Generale)
$ 5,705,000	3.940%, 12/01/2023	$5,705,000
	Nueces River Authority Texas Water Supply Revenue (CS - FSA) (LF - JP Morgan Chase Bank)
450,000	3.970%, 07/15/2013 (Acquired 11/17/06, Cost $450,000) (a)	450,000
	Nueces River Authority Texas Water Supply Revenue (CS - FSA) (LF- Merrill Lynch Capital Services) (Callable at $100.00 on 07/15/15)
6,000,000	3.960%, 07/15/2022 (Acquired 12/18/06, Cost $6,000,000) (a)	6,000,000
	Richardson Texas Independent School District General Obligation (CS - Public School Fund - Guaranteed) (LF - JP Morgan Chase Bank)
3,600,000	3.970%, 02/15/2014 (Acquired 11/15/06, Cost $3,600,000) (a)	3,600,000
	Texas A&M University Permanent University Fund Revenue (LF - JP Morgan Chase Bank)
200,000	3.970%, 07/01/2012 (Acquired 08/15/06, Cost $200,000) (a)	200,000
		31,345,000
	Virginia - 0.76%
	Loudoun County Virginia General Obligation (LF - JP Morgan Chase Bank)
1,090,000	3.970%, 05/01/2012 (Acquired 09/29/06, Cost $1,090,000) (a)	1,090,000
	Washington - 4.63%
	King County Washington Sewer Revenue (CS - FSA) (LF - JP Morgan Chase Bank)
1,905,000	3.970%, 01/01/2014 (Acquired 10/30/06, Cost $1,905,000) (a)	1,905,000
240,000	3.910%, 07/01/2014 (Acquired 12/29/06, Cost $240,000) (a)	240,000
	Washington State General Obligation (CS - AMBAC) (LF - JP Morgan Chase Bank)
275,000	3.970%, 01/01/2013 (Acquired 10/27/06, Cost $275,000) (a)	275,000
	Washington State General Obligation (CS - MBIA) (LF - JP Morgan Chase Bank)
1,060,000	3.970%, 12/01/2014 (Acquired 09/19/06, Cost $1,060,000) (a)	1,060,000
	Washington State General Obligation (CS - MBIA) (SPA - Wachovia Bank N.A.)
3,185,000	3.950%, 05/01/2018 (Acquired 09/13/06, Cost $3,185,000) (a)	3,185,000
		6,665,000
	Wisconsin - 4.87%
	Wisconsin State General Obligation (CS - FGIC) (LF - JP Morgan Chase Bank)
7,000,000	3.970%, 11/01/2012 (Acquired 12/26/06 and 12/27/06, Cost $7,000,000) (a)	7,000,000
	TOTAL FLOATING RATE MUNICIPAL BONDS (Cost $114,119,500) (f)	114,120,000

	RESIDUAL CERTIFICATES - 2.20%
	California - 0.03%
	Merrill Lynch Capital Services Inc. Non-Recourse Variable Rate Residual Certificates (Acquired 11/29/06, Cost $5,184) (a) (b)
	Residual Interest Tax-Exempt Securities Receipts Series PT-3753 Variable Rate Certificate
	(relating to $8,100,000 Los Angeles California Unified School District General Obligation,
5,000	4.750%, 07/01/2026 (CS-FGIC) (Callable at $100.00 on 07/01/16))	(53,556)
	Non-Recourse Interest Rate Swap, Rate to Receive - 3-Month LIBOR, Rate to Pay 5.081%,
4,000,000	Expiration Date 07/15/2026 (d)	98,666
		45,110
	Florida - 0.01%
	Merrill Lynch Capital Services Inc. Non-Recourse Variable Rate Residual Certificates (Acquired 12/14/06, Cost $8,636) (a) (b) (c)
	Residual Interest Tax-Exempt Securities Receipts Series PT-3819 Variable Rate Certificate
	(relating to $12,590,000 Florida State Turnpike Authority Turnpike Revenue,
5,000	4.750%, 07/01/2031 (CS-MBIA) (Callable at $101.00 on 07/01/16))	(119,279)
	Non-Recourse Interest Rate Swap, Rate to Receive - 3-Month LIBOR, Rate to Pay 5.137%,
5,700,000	Expiration Date 07/15/2031 (d)	128,160
		8,881

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006

Shares or
Principal
Amount		Value
	Ohio - 0.50%
$ 700,000	J.P. Morgan Securities Inc. Tax-Exempt Muni-HD Trust Series 103 Non-Recourse Variable Rate Residual Certificates (SPA - The Bank of New York) (Acquired 11/29/06, Cost $701,992) (a) (b)	$725,328
	Bond: $6,500,000 Hamilton County Ohio Sales Tax Revenue Refunding (CS - AMBAC)
	(Callable at $100.00 on 12/01/16)
	5.000%, 12/01/2032
	Texas - 1.66%
1,040,000	J.P. Morgan Securities Inc. Tax-Exempt Muni-HD Trust Series 105 Non-Recourse Variable Rate Residual Certificates (SPA - The Bank of New York) (Acquired 12/07/06, Cost $1,044,700) (a) (b) (c)	1,037,268
	Bond: $10,000,000 Harris County Texas Flood Control District Improvement General Obligation
	(Callable at $100.00 on 10/01/16)
	4.750%, 10/01/2029
1,365,000	J.P. Morgan Securities Inc. Tax-Exempt Muni-HD Trust Series 104 Non-Recourse Variable Rate Residual Certificates (SPA - The Bank of New York) (Acquired 11/30/06, Cost $1,369,368) (a) (b) (c)	1,352,063
	Bond: $13,085,000 University of Texas University Financing System Revenue (Callable at $100.00 on 02/15/17)
	4.750%, 08/15/2027
		2,389,331
	TOTAL RESIDUAL CERTIFICATES (Cost $3,129,880)	3,168,650
	TOTAL TAX EXEMPT OBLIGATIONS (Cost $117,249,380)	117,288,650

	PREFERRED SECURITIES AND CORPORATE CREDITS - 12.12%
	PREFERRED STOCKS - 9.45%
	Capital Markets - 0.97%
5,700	Goldman Sachs Group Inc. Series B (Callable at $25.00 on 10/31/10)	148,884
1,400	Lehman Brothers Holdings Inc. Series F (Callable at $25.00 on 08/31/08)	35,840
29,100	Merrill Lynch & Company Inc. Series 3 (Callable at $25.00 on 11/28/10)	758,928
18,000	Morgan Stanley Group Inc. Series A (Callable at $25.00 on 07/15/11)	456,300
		1,399,952
	Commercial Banks - 4.59%
31,100	ABN AMRO Capital Funding Trust V Series E (Callable at $25.00 on 07/03/08)	754,175
4,100	ABN AMRO Capital Funding Trust VII Series G (Callable at $25.00 on 02/18/09)	102,500
7,700	Banco Santander Central Hispano SA Series 1 (Callable at $25.00 on 03/11/09)	195,272
3,900	Bank of New York Capital IV Series E (Guaranteed by Bank of New York) (Callable at $25.00 on 03/02/07)	98,358
2,300	Bank of New York Capital V Series F (Callable at $25.00 on 05/01/08)	56,879
700,000	Barclays Bank PLC Series 1 ADR (Callable at $100.00 on 12/15/34)	687,666
1,900	Barclays Bank PLC Series 2 (Callable at $25.00 on 09/15/11)	50,540
500,000	BNP Paribas 144A (Callable at $100.00 on 06/29/15) (Acquired 10/10/06, Cost $472,928) (a)	480,039
33,861	Deutsche Bank Capital Funding Trust VIII (Callable at $25.00 on 10/18/11)	875,984
500,000	HBOS PLC Series A ADR 144A (Callable at $100.00 on 10/01/35) (Acquired 11/08/06, Cost $501,085) (a)	496,642
16,500	HSBC Holdings PLC Series A (Callable at $25.00 on 12/16/10)	419,100
17,000	HSBC USA Inc. Series H (Callable at $25.00 on 07/01/11)	452,200
26,100	Royal Bank of Scotland Group PLC Series L (Callable at $25.00 on 09/30/09)	630,315
9,000	Royal Bank of Scotland Group PLC Series N ADR (Callable at $25.00 on 06/30/10)	229,050
100	Royal Bank of Scotland Group PLC Series P (Callable at $25.00 on 12/31/10)	2,544
23,400	Santander Finance Preferred SA Unipersonal 144A (Callable at $25.00 on 11/21/11) (Acquired 11/02/06 through 11/29/06, Cost $592,364) (a)	586,463
19,000	SunTrust Banks Inc. Series A (Callable at $25.00 on 09/15/11)	492,100
		6,609,827
	Computers & Peripherals - 0.08%
300	Corts Trust Certificates - IBM Corporation (Callable at $25.00 on 07/12/07)	7,548
4,300	Corts Trust Certificates - IBM Corporation (Callable at $25.00 on 02/23/09)	100,706
		108,254

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006

Shares or
Principal
Amount		Value
	Diversified Financial Services - 1.80%
$ 19,200	Bank of America Corporation Series D (Callable at $25.00 on 09/14/11)	$497,280
6,400	General Electric Capital Corporation (Callable at $25.00 on 02/20/08)	159,232
31,200	ING Groep NV (Callable at $25.00 on 01/15/11)	794,040
100	JPMorgan Chase Capital XI (Callable at $25.00 on 06/15/08)	2,400
2,800	JPMorgan Chase Capital XIX Series S (Callable at $25.00 on 09/29/11)	71,400
2,000	SATURNS - Credit Suisse First Boston Series 2003-13 Class A (Callable at $25.00 on 08/28/08)	50,540
1,100	SATURNS - JPMorgan Chase & Company (Callable at $25.00 on 02/01/07)	28,479
400	SG Preferred Capital II 144A (Callable at $100.00 on 12/15/11) (Acquired 09/07/06, Cost $412,800) (a)	409,750
400,000	UBS Preferred Funding Trust V Series 1 (Callable at $100.00 on 05/15/16)	414,195
2,500	Wells Fargo Capital Trust VII (Callable at $25.00 on 05/02/08)	61,400
4,000	Wells Fargo Capital IX (Callable at $25.00 on 04/08/09)	95,080
		2,583,796
	Diversified Telecommunication Services - 0.11%
1,100	Corts Trust Certificates - BellSouth Capital Funding (Callable at $25.00 on 02/20/07)	28,325
3,900	PreferredPlus Trust - BellSouth Telecommunications (Callable at $25.00 on 03/02/07)	98,007
1,100	SATURNS - BellSouth Corporation Series 2001-3 (Callable at $25.00 on 02/20/07)	27,555
		153,887
	Electric Utilities - 0.10%
2,800	Alabama Power Company Series II (Insured by XL Capital Assurance) (Callable at $25.00 on 03/15/11)	69,244
1,200	Alabama Power Company Series JJ (Callable at $25.00 on 06/14/11)	31,416
2,000	Entergy Mississippi Inc. (Insured by AMBAC) (Callable at $25.00 on 11/01/07)	50,040
		150,700
	Independent Power Producers & Energy Traders - 0.11%
6,700	Tennessee Valley Authority Series D (Putable at $25.00 on 06/01/07)	158,254
	Insurance - 1.18%
2,000	Aegon NV (Callable at $25.00 on 06/15/15)	51,940
32,200	Aegon NV (Callable at $25.00 on 09/15/11)	841,708
3,100	Corporate-Backed Trust Certificates - Prudential Financial Inc. (Callable at $25.00 on 12/22/08)	76,291
1,900	Prudential PLC (Callable at $25.00 on 09/23/09)	48,716
26,600	Prudential PLC (Callable at $25.00 on 09/23/10)	676,704
		1,695,359
	Thrifts & Mortgage Finance - 0.46%
3,100	Abbey National PLC Series C (Callable at $25.00 on 09/15/07)	78,926
100	Freddie Mac Series D (Callable at $50.00 on 02/12/07)	5,005
1,000	Freddie Mac Series P (Callable at $50.00 on 02/20/07)	49,900
10,100	Freddie Mac Series R (Callable at $50.00 on 02/20/07)	479,750
900	Freddie Mac Series T (Callable at $50.00 on 06/30/11)	47,475
		661,056
	Wireless Telecommunication Services - 0.05%
3,000	Corporate-Backed Trust Certificates - AT&T Wireless (Callable at $25.00 on 05/01/07)	78,180
	TOTAL PREFERRED STOCKS (Cost $13,451,481)	13,599,265

	CORPORATE BONDS - 2.67%
	Commercial Banks - 1.99%
	Commonwealth Bank of Australia 144A (Callable at $100.00 on 03/15/16)
800,000	6.024%, Perpetual (Acquired 10/05/06 through 11/16/06, Cost $803,841) (a)	809,377
	Lloyds TSB Group PLC 144A (Callable at $100.00 on 11/14/16)
800,000	6.267%, Perpetual (Acquired 12/01/06 and 12/04/06, Cost $814,537) (a)	799,969
	National Capital Trust II 144A (Callable at $100.00 on 03/23/15)
800,000	5.486%, Perpetual (Acquired 09/12/06 and 11/08/06, Cost $767,431) (a)	773,323

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006

Shares or
Principal
Amount		Value
	Nordea Bank AB 144A (Callable at $100.00 on 04/20/15)
$ 500,000	5.424%, Perpetual (Acquired 09/05/06, Cost $472,331) (a)	$479,598
		2,862,267
	Diversified Financial Services - 0.34%
	ANZ Capital Trust II 144A (Callable at $100.00 on 12/15/13)
500,000	5.360%, Perpetual (Acquired 09/13/06, Cost $480,501) (a)	487,051
	Thrifts & Mortgage Finance - 0.34%
	Northern Rock PLC 144A (Callable at $100.00 on 04/30/14)
500,000	5.600%, Perpetual (Acquired 11/29/06, Cost $496,265) (a)	483,781
	TOTAL CORPORATE BONDS (Cost $3,834,906)	3,833,099
	TOTAL PREFERRED SECURITIES AND CORPORATE CREDITS (Cost $17,286,387)	17,432,364

	ASSET BACKED SECURITIES AND MORTGAGE BACKED SECURITIES - 55.92%
	ASSET BACKED SECURITIES - 20.83%
	Countrywide Asset-Backed Certificates Series 2006-S8 Class A3
5,000,000	5.555%, 04/25/2036	4,967,090
	GSAA Home Equity Trust Series 2006-18 Class AF3A
10,000,000	5.772%, 11/25/2036 (e)	9,954,793
	Lehman XS Trust Series 2006-8 Class 3A3
5,000,000	6.320%, 06/25/2036 (e)	5,052,404
	Morgan Stanley Mortgage Loan Trust Series 2006-15XS Class A2A
5,000,000	5.816%, 11/25/2036 (e)	5,016,909
	Morgan Stanley Mortgage Loan Trust Series 2006-17XS Class A3A
5,000,000	5.651%, 10/25/2046	4,974,809
	TOTAL ASSET BACKED SECURITIES (Cost $30,044,578)	29,966,005

	COMMERCIAL MORTGAGE BACKED SECURITIES - 16.93%
	Banc of America Commercial Mortgage Inc. Series 2006-4 Class AJ
10,000,000	5.695%, 07/10/2046 (e)	10,209,452
	Bear Stearns Commercial Mortgage Securities Series 1999-C1 Class B
4,974,000	6.200%, 02/14/2031 (e)	5,119,189
	Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1 Class A2
4,000,000	5.439%, 02/12/2039 (e)	4,026,826
	TBW Mortgage Backed Pass Through Certificate Series 2006-6 Class A3
5,000,000	5.750%, 01/25/2037	4,995,041
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $24,418,695)	24,350,508

	AGENCY MORTGAGE BACKED SECURITIES - 18.16%
	Federal National Mortgage Association Pool 745676
8,535,866	5.450%, 05/01/2036 (e)	8,591,639
	Federal National Mortgage Association Pool 884751
7,695,897	5.460%, 08/01/2036 (e)	7,694,743
	Federal National Mortgage Association Pool 884759
9,789,668	5.637%, 08/01/2036 (e)	9,844,894
	TOTAL AGENCY MORTGAGE BACKED SECURITIES (Cost $26,036,194)	26,131,276
	TOTAL ASSET BACKED SECURITIES AND MORTGAGE BACKED SECURITIES (Cost $80,499,467)	80,447,789

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006

Shares or
Principal
Amount		Value
SHORT TERM INVESTMENTS - 0.44%
Commercial Paper - 0.44%
U.S. Bank Commercial Paper
$ 639,664	5.200%, 01/02/2007	$639,664
	TOTAL SHORT TERM INVESTMENTS (Cost $639,664)	639,664

	Total Investments (Cost $215,674,898) - 150.01%	$215,808,467
	Liabilities in Excess of Other Assets - (50.01)%	(71,946,027)
	TOTAL NET ASSETS - 100.00%	$143,862,440

Percentages are stated as a percent of net assets.

(a)	Restricted security under Rule 144A of the Securities Act of 1933.
(b)	Variable rate of residual certificate is dependent on the performance of the underlying bond.
(c)	When-issued security.
(d)	Interest rate swap held as part of non-recourse residual certificates.
(e)	Security sold under a reverse repurchase agreement.
(f)	Class of securities are earmarked as cover for all leveraging transactions.

AMBAC	American Municipal Bond Assurance Corporation
ADR	American Depository Receipt
CS	Credit Support
FGIC	Financial Guaranty Insurance Company
FSA	Financial Services Authority
LF	Liquidity Facility
LOC	Letter of Credit
MBIA	Muncipal Bond Investor Assurance Insurance Corporation
SPA	Standby Purchase Agreement

The accompanying notes are an integral part of these financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

SCHEDULE OF REVERSE REPURCHASE AGREEMENTS
DECEMBER 31, 2006

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Par
Goldman Sachs & Company	5.32%	11/13/2006	01/12/2007	$4,747,095	$4,713,000
Merrill Lynch Government Securities Inc.	5.33%	11/27/2006	01/26/2007	7,743,922	7,704,000
Merrill Lynch Government Securities Inc.	5.33%	12/15/2006	01/16/2007	8,321,893	8,301,000
Merrill Lynch Government Securities Inc.	5.39%	12/08/2006	01/08/2007	9,864,319	9,829,000
Nomura Securities International Inc.	5.35%	12/28/2006	01/29/2007	6,397,801	6,394,000
Nomura Securities International Inc.	5.35%	12/28/2006	01/29/2007	3,833,277	3,831,000
UBS Securities LLC	5.32%	12/07/2006	01/08/2007	4,847,844	4,830,000
UBS Securities LLC	5.38%	12/14/2006	01/16/2007	2,387,405	2,381,000
UBS Securities LLC	5.38%	12/14/2006	01/16/2007	4,844,998	4,832,000
UBS Securities LLC	5.38%	12/21/2006	01/22/2007	4,881,011	4,873,000
UBS Securities LLC	5.39%	12/08/2006	01/08/2007	2,389,556	2,381,000
				$60,259,121	$60,069,000

The accompanying notes are an integral part of these financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS:
Investments, at value (cost $215,674,898)	$215,808,467
Unrealized appreciation on interest rate swap contracts	209,287
Receivable for securities sold	20,000
Variation margin receivable	72,306
Interest and dividends receivable	1,426,581
Receivable from Adviser	151,836
Deferred offering costs	275,752
Other assets	15,886
Total Assets	217,980,115

LIABILITIES:
Reverse repurchase agreements	60,069,000
Interest payable on reverse repurchase agreements	190,121
Payable for securities purchased	2,422,704
Subscriptions received in advance	10,340,000
Overdraft due to custodian	236,050
Dividends payable	578,384
Accrued expenses	281,416
Total Liabilities	74,117,675
NET ASSETS	$143,862,440

NET ASSETS CONSIST OF:
Paid in capital	$143,567,935
Accumulated net investment income	10,401
Accumulated net realized loss on investments sold,
futures contracts closed and resold repurchase obligations	(233,096)
Net unrealized appreciation on:
Investments	133,569
Futures contracts	174,344
Interest rate swap contracts	209,287
TOTAL NET ASSETS	$143,862,440

Shares outstanding (unlimited number of shares authorized at $0.00001
par value per share)	14,334,474
Net asset value per share	10.04
Public offering price per share ($10.04 divided by 0.995*)	$10.09
*Reflects current maximum 0.50% up-front sales charge

 The accompanying notes are an integral part of these financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

STATEMENT OF OPERATIONS
FOR THE PERIOD AUGUST 1, 2006(1) THROUGH DECEMBER 31, 2006

INVESTMENT INCOME:
Interest income	$2,430,340
Dividend income	156,765
Total investment income	2,587,105

EXPENSES:
Investment advisory fees	299,210
Administration fees	35,909
Custody fees	6,792
Transfer agent fees and expenses	2,809
Professional fees and expenses	70,960
Registration fees	1,843
Trustees' fees and expenses	34,534
Mailing to shareholders	10,479
Interest on resold repurchase obligations and reverse repurchase agreements	818,767
Offering costs	199,640
Organization costs	109,315
Futures and residual certificates commissions	419
Total expenses before expense waivers	1,590,677
Expense waivers (Note 4)	(698,261)
Net expenses	892,416

NET INVESTMENT INCOME	1,694,689

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	29,084
Futures contracts closed	17,766
Resold repurchase obligations	(279,695)
Net realized loss	(232,845)
Change in unrealized appreciation on:
Investments	133,569
Futures contracts	174,344
Interest rate swap contracts	209,287
Net change in unrealized appreciation	517,200
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	284,355
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$1,979,044

(1) Commencement of Operations

The accompanying notes are an integral part of these financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

STATEMENT OF CHANGES IN NET ASSETS

AUGUST 1, 2006(1)
THROUGH
DECEMBER 31, 2006

OPERATIONS:
Net investment income	$1,694,689
Net realized loss on investments, futures contracts closed and resold repurchase obligations	(232,845)
Change in unrealized appreciation on investments, futures contracts and
interest rate swap contracts	517,200
Net increase in net assets resulting from operations	1,979,044
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,702,873)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	144,107,775
Reinvestment of distributions	744,994
Cost of shares repurchased	(1,266,500)
Net increase in net assets resulting from capital share transactions	143,586,269
TOTAL INCREASE IN NET ASSETS	143,862,440
NET ASSETS:
Beginning of period	-
End of period (including accumulated net investment income of $10,401)	$143,862,440

SHARES ISSUED AND REPURCHASED:
Shares sold	14,386,345
Shares issued in reinvestment of distributions	74,274
Shares repurchased	(126,145)
Net increase in shares outstanding resulting from capital share transactions	14,334,474

(1) Commencement of Operations

The accompanying notes are an integral part of these financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

STATEMENT OF CASH FLOWS
FOR THE PERIOD AUGUST 1, 2006(1) THROUGH DECEMBER 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$1,979,044
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Net realized (gain) loss on:
Investments	(29,084)
Purchases of securities to settle repurchase obligations	279,695
Change in unrealized appreciation on:
Investments	(133,569)
Interest rate swap contracts	(209,287)
Amortization of premium on investments	5,579
Accretion of discount on resold repurchase obligations	20,086
Changes in assets and liabilities:
Receivable for securities sold	(20,000)
Variation margin receivable	(72,306)
Interest and dividends receivable	(1,426,581)
Receivable from Adviser	(151,836)
Deferred offering costs	(275,752)
Other assets	(15,886)
Net proceeds from reverse repurchase agreements	60,069,000
Interest payable on reverse repurchase agreements	190,121
Payable for securities purchased	2,422,704
Accrued expenses	281,416
Purchases of long term investments	(396,566,275)
Purchases of securities to settle repurchase obligations	(43,655,981)
Purchases of repurchase agreements	(259,235,769)
Purchases of short term investments	(771,754,101)
Proceeds from sales of long term investments	180,410,310
Proceeds from resold repurchase obligations	43,356,199
Proceeds from repurchase agreements	259,235,769
Proceeds from sales/maturities of short term investments	771,114,437
Paydowns	1,144,237
NET CASH USED BY OPERATING ACTIVITIES	(153,037,830)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	144,107,775
Payment on shares repurchased	(1,266,500)
Distributions to shareholders paid	(379,495)
Increase in subscriptions received in advance	10,340,000
Overdraft due to custodian	236,050
NET CASH PROVIDED BY FINANCING ACTIVITIES	153,037,830
NET CHANGE IN CASH FOR THE PERIOD	—

CASH, BEGINNING OF PERIOD	—
CASH, END OF PERIOD	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities include reinvestment of distributions of $744,994 and dividends payable of $578,384.
Cash paid for interest on resold repurchase and reverse repurchase agreements of $628,646.

(1) Commencement of Operations

The accompanying notes are an integral part of these financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

FINANCIAL HIGHLIGHTS

	AUGUST 1, 2006(1)
	THROUGH
Per Share Data:	DECEMBER 31, 2006

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (2)	0.17
Net realized and unrealized gains on investments	0.04
Total from investment operations	0.21

Less distributions from net investment income	(0.17)

Net asset value, end of period	$10.04

Total return	2.15%

Supplemental data and ratios:
Net assets, end of period (000's)	$143,862
Ratio of total expenses to average net assets	3.99	%(3)
Ratio of investing expense (including interest on resold repurchase obligations
and reverse repurchase agreements) to average net assets	2.05	%(3)
Ratio of operating expenses to average net assets (excluding investing expense):
Before expense waivers	1.94	%(3)
After expense waivers	0.18	%(3)
Ratio of net investment income to average net assets	4.25	%(3)
Portfolio turnover rate	176%

(1) Commencement of operations.
(2) Net investment income per share before interest on resold repurchase obligations and reverse repurchase agreements for the period ended December 31, 2006 was $0.27.
(3) Annualized.

The accompanying notes are an integral part of these financial statements.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

Note 1: Organization

Citigroup Alternative Investments Tax Advantaged Short Term Fund (the “Fund”) is a separate series of the Citigroup Alternative Investments Trust (the “Trust”), a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The investment objective of the Fund is to seek to maximize income on a tax equivalent basis while managing risks to capital.

The Fund’s registration statement filed with the Securities and Exchange Commission (the “SEC”) was declared effective on June 12, 2006. The Fund commenced operations on August 1, 2006.

The Fund may from time to time repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and otherwise on those terms and conditions as the Board of Trustees may determine in its sole discretion. Each such repurchase offer will generally apply to up to 50% of the net assets of the Fund. In determining whether the Fund should offer to repurchase shares from shareholders, the Board of Trustees will consider the recommendation of Citigroup Alternative Investments LLC, a Delaware limited liability company (the “Adviser”). The Fund’s initial share repurchase occurred on November 30, 2006, and the Adviser expects that it will recommend to the Board of Trustees that the Fund thereafter offer to repurchase shares from shareholders on a quarterly basis.

Note 2: Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

(a)
Net Asset Valuation - The net asset value of the Fund is determined as of the last business day of each month. In determining the Fund’s net asset value, the investments of the Fund are valued as of such month-end.

U.S. exchange listed and NASDAQ traded equity securities (other than options) are valued at their closing sale prices as reported on the exchange on which those securities are primarily traded. If no sales of those securities are reported on a particular day, the securities are valued based upon their bid prices for securities held long, or their ask prices for securities held short, as reported by those exchanges. Securities traded on a non-U.S. securities exchange are valued at their closing sale prices on the exchange on which the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options are valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from independent pricing services or one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by, or under the supervision of, the Board of Trustees.

Debt securities are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board of Trustees will regularly monitor the methodology and procedures used in connection with valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation continues to be believed by the Board of Trustees to represent fair value. If, in the view of the Adviser (or Sub-Adviser, as the case may be), the bid price of a listed option or debt security (or ask price, in the case of any such security held short) does not fairly reflect the market value of the security, a valuation committee, comprised, among others, of at least one Trustee, may be convened to adopt procedures to be used to value the security at fair value, subject to the oversight of the valuation committee.

(b)
Illiquid and Restricted Securities - Certain positions taken on behalf of the Fund may be illiquid. Lack of liquidity increases risk and may make it impossible to close out positions against which the market is moving, as well as cause delays in the payment of sales proceeds to the Fund. Lack of liquidity can make it economically unfeasible for the Fund to recognize profits or limit losses on open positions. Although the Adviser typically has reasonable prior notice of pending repurchases of Shares by the Trust, it is possible that the Fund will sell securities to satisfy repurchase requests, and lack of liquidity may negatively affect the prices received by the Fund when selling those securities.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

The Fund may from time to time invest in restricted, as well as thinly traded, securities (including privately placed securities, which are subject to resale restrictions). Restricted securities are securities that may not be sold to the public without an effective registration statement under the federal securities law or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. There may be no trading market for these securities, and the Fund might only be able to liquidate these positions, if at all, at disadvantageous prices. As a result, the Fund may be required to hold such securities despite adverse price movements. In addition, if the Fund makes a short sale of an illiquid security, it may have difficulty in covering the short sale, resulting in a potentially unlimited loss on that position.

Certain securities that may be traded by the Fund are not listed on any recognized securities exchange or automated quotation system and no regular market has developed for such interests. This illiquidity may restrict the ability of the Fund to dispose of such in a timely fashion and at the current market price. The Fund will value the illiquid securities in its portfolio according to procedures approved by the Board of Trustees. These valuations are part of the calculation of the Fund’s net assets.

At December 31, 2006, the Adviser has determined that all Fund securities are liquid securities through a procedure approved by the Board of Trustees. Of these securities, the Fund had restricted securities with an aggregate market value of $109,569,643 representing 76.16% of the Fund’s net assets. These securities are eligible for resale to qualified institutional buyers in transactions exempt from registration under Rule 144A of the Securities Act of 1933.

(c)
When-issued Securities - The Fund has purchased the Residual Certificates on a “when-issued” basis. These transactions involve a commitment to purchase these securities at a future date (ordinarily one month later). The price of the underlying securities is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased on a when-issued basis prior to their delivery. When-issued securities may be sold prior to the settlement date.

(d)
Residual Certificates - Residual certificates are issued as part of a Tender Option Bond (“TOB”) program. In a typical tender option bond program, fixed-rate municipal bonds (the "Underlying Municipal Bonds") are deposited in a trust (the "TOB Issuer"). The TOB Issuer will issue Floating Rate Certificates, entitling the holders to a variable interest rate based on prevailing short-term tax-exempt rates, and Residual Certificates, which establishes an economically leveraged position in the Underlying Municipal Bonds. The Residual Certificate holder receives the interest on the Underlying Municipal Bonds less the floating rate paid to the Floating Rate Certificate holders (net of the TOB Issuer's expenses including liquidity fees related to the Floating Rate Certificates) and approximately 90% of any recognized gain in the value of the Underlying Municipal Bonds. Residual Certificates are sometimes known in the marketplace as "inverse floaters" because their yield will move inversely to short term interest rates. Usually hedge agreements are executed in conjunction with an investment in Residual Certificates to offset risk. The Fund, when investing directly in Residual Certificates, invests on a non-recourse basis to further mitigate risks. In no instance has the Fund deposited any municipal bonds into TOB trusts for which it has purchased Residual Certificates.

(e)
Repurchase and Reverse Repurchase Agreements - Reverse repurchase agreements involve a sale of a security by the Fund to a bank or securities dealer and the Fund’s simultaneous agreement to repurchase the security for a fixed price (reflecting a market rate of interest) on a specific date. The securities sold are carried as assets in the financial statements and are measured at fair value. The proceeds of the sale are reported as liabilities and are carried at amortized cost. Repurchase agreements involve securities purchased by the Fund under agreements to resell them at a later date back to the counterparty. These purchases are reported as receivables and are carried at amortized cost. Repurchase agreements generally allow for the resale of the subject security by the Fund to a third party, in which case, the obligation to sell the security under the repurchase agreement is reported as a liability referenced to the underlying asset with respect to amortized cost and accrued interest. Interest earned on repurchase agreements and interest incurred on reverse repurchase agreements are recognized as interest income or interest expense, respectively, over the life of each agreement. These transactions involve a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions and resold repurchase obligations are leveraging transactions that may increase the volatility of the Fund’s investment portfolio. Regulatory interpretations of the limitations on indebtedness applied by the 1940 Act require the Fund to segregate cash or certain liquid securities when entering into leveraging transactions.

(f)
Swap Agreements - The Fund may enter into interest rate, index and similar swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties under the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The net amount is recorded as a receivable or payable on the Statement of Assets and Liabilities. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Until a swap contract is settled in cash, the gain or loss on the notional amount plus interest or dividends on the securities less the interest paid by the Fund on the notional amount are recorded as unrealized gains or losses, and when cash is exchanged the gain or loss is recorded as realized gains or losses. Regulatory interpretations of the limits on indebtedness applied by the 1940 Act require the Fund to segregate cash or permissible liquid securities when maintaining certain swap positions.

(g)
Futures Contracts - Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Regulatory interpretations of the limitations on indebtedness applied by the 1940 Act require the Fund to segregate cash or permissible liquid securities when maintaining certain futures positions.

Engaging in transactions in futures contracts involves risk of loss to the Fund that could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the Adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures.

(h)	Distributions to Shareholders - The Fund intends to distribute all of its net investment income and realized capital gains, if any, at least annually.

(i)
Federal Income Taxes - For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid being liable for federal excise taxes. Therefore, no provision has been made for federal income taxes.

(j)
Use of Estimates - The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts at the date of the financial statements. Actual results could differ from these estimates.

(k)
Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

(l)
Other - Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income is recognized on an accrual basis with accretion of discount and amortization of premium recorded using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

Note 3: Agreements

The Trust entered into an investment advisory agreement (the Investment Advisory Agreement) on June 6, 2006 with the Adviser, on behalf of the Fund, under which the Adviser is responsible, subject to the supervision of the Trust’s Board of Trustees, for formulating a continuing investment program for the Fund. In addition, the Adviser is responsible for the supervision and ongoing responsibility of any sub-adviser that may be retained by the Fund. In consideration of the advisory and other services provided by the Adviser, the Fund pays the Adviser an annualized fee of 0.75% of its net assets (the “Management Fee”).

The Adviser has retained Spectrum Asset Management, Inc. (“Spectrum” or the “Sub-Adviser”) as a sub-adviser having discretionary authority to engage in Fund portfolio transactions, including certain hedging and other derivative transactions, primarily relating to preferred securities (and limited to that portion of the Fund’s portfolio designated to be invested in preferred securities, which presently is not expected to exceed 25%). The fee payable to Spectrum in consideration for its services as Sub-Adviser is paid by the Adviser at no cost to the Fund. That fee amounts to 0.20% on an annualized basis of that portion of the Fund’s net assets subject to Spectrum’s discretionary management for the period. In addition, for the period ended December 31, 2006, Spectrum earned brokerage commissions from transactions executed on behalf of the Fund of $16,531.

U.S. Bancorp Fund Services, LLC (in this capacity, the “Administrator”) provides certain administrative and investor services to the Trust. Under the terms of an administration agreement entered into between the Trust and the Administrator (the “Administration Agreement”), the Administrator is responsible, directly or through its agents, for, among other things: (1) computing and disseminating the net asset value of the Fund in accordance with the Declaration and Agreement of Trust of the Trust; (2) preparing the annual financial statements of the Trust, as well as quarterly reports regarding the Fund’s performance and net asset value; and (3) performing additional services, as agreed upon, necessary in connection with the administration of the Trust and the Fund. The Administrator is paid a monthly Administrative Fee calculated as a percentage of the net assets of the Fund, which fee provides for “breakpoints” (or fee reductions) at increasing asset levels.

U.S. Bank National Association, a national banking association (the “Custodian”), serves as the custodian of the assets of the Trust, and may maintain custody of such assets with U.S. subcustodians and foreign custody managers (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board of Trustees. The Custodian is paid a monthly custody fee calculated as a percentage of the net assets of the Fund.

U.S. Bancorp Fund Services, LLC (in this capacity, the “Transfer Agent”) serves as transfer agent with respect to subscription monies received from prospective investors in advance of dates when Shares may be subscribed for and monies may be transmitted to the Trust. The Transfer Agent is also responsible for maintaining a list of shareholders and generally performing any actions related to the issuance, repurchase and transfer of Shares and accepting payment for Shares. The Transfer Agent serves as the Fund’s dividend disbursing agent. In consideration of the transfer and escrow services provided by the Transfer Agent, the Fund pays the Transfer Agent a monthly fee based on the number of shareholder accounts serviced and related service fees.

Note 4: Expense Waivers and Reimbursement

Under the terms of the Fund’s Expense Waiver and Reimbursement Agreement, the Adviser may at its sole discretion reduce all or a portion of its Management Fee and, if necessary, bear certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) associated with operating the Fund (such fees and expenses borne by the Adviser being the “Expense Amount”).

In any given month, if the operating expense ratio for the Fund is below 1% of net assets, the Fund shall reimburse the Adviser on a monthly basis all or a portion of the aggregate Expense Amount, provided that the operating expense ratio for such month, including the reimbursed Expense Amount, does not exceed 1% of net assets; provided, however, that the Fund is not obligated to reimburse any such reduced or waived Management Fees, or expenses borne, more than three years after the end of the fiscal year in which the fee was reduced or waived or the expense was borne. In addition, subject to approval by the Board of Trustees of the Trust, the Fund may choose to reimburse the Adviser such that total expenses exceeds 1% of net assets. The Trust’s Board of Trustees shall review quarterly any reimbursement paid to the Adviser with respect to the Fund in such quarter.

The Adviser may, from time to time in its sole discretion, waive additional expenses to reduce the expense ratio below 1%. During the period ended December 31, 2006, the Adviser waived or paid $698,261 of Management Fees and other Fund expenses, subject to potential recovery expiring on December 31, 2009.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

Note 5: Organization and Offering Costs

Offering expenses of $475,392 have been incurred. As the Fund has a continuous offering period, the offering expenses are amortized to expense over twelve months on a straight-line basis beginning upon commencement of the Fund’s operations, i.e., the first public sale of Shares. $257,269 of these offering expenses have been paid by the Adviser subject to reimbursement by the Fund.

Organization costs of $5,516 have been borne by the Adviser and will not be borne by the Fund. In addition, certain other fees and expenses associated with organization of the Fund of $109,315 were contingent until the Fund had received subscriptions totaling $100 million. These expenses are included in the Statement of Operations.

Note 6: Investment Transactions

During the period ended December 31, 2006, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) were $440,222,256 and $223,766,509, respectively.

Note 7: Interest Rate Swap Contracts

The Fund had entered into interest rate swap contracts. The net unrealized appreciation of $209,287 is included in the net unrealized appreciation section of the accompanying financial statements. The terms of the open interest rate swap contracts at December 31, 2006, are as follows:

Counterparty	Rate to Receive	Rate to Pay	Notional Amount	Expiration Date	Unrealized Appreciation
Goldman Sachs International	3-Month LIBOR	5.01%	$ 10,000,000	11/16/2009	$ 31,953
Goldman Sachs International	3-Month LIBOR	5.10%	14,355,000	10/31/2010	2,302
Goldman Sachs International	3-Month LIBOR	5.11%	10,000,000	10/06/2016	58,615
Merrill Lynch Capital Services Inc.	3-Month LIBOR	4.86%	5,000,000	12/05/2008	31,874
Merrill Lynch Capital Services Inc.	3-Month LIBOR	4.87%	5,000,000	12/11/2009	33,329
Merrill Lynch Capital Services Inc.	3-Month LIBOR	4.90%	,000,000	12/14/2009	28,735
Merrill Lynch Capital Services Inc.	3-Month LIBOR	4.96%	4,475,000	12/18/2010	22,479
			$ 3,830,000		$ 209,287

Note 8: Short Futures Contracts

The Fund had entered into short futures contracts. The net unrealized appreciation of $174,344 is included in the net unrealized appreciation section of the accompanying financial statements. The terms of the open short futures contracts at December 31, 2006, are as follows:

Contracts	Description	Expiration Date	Notional Market Value	Unrealized Appreciation
(81)	Five-Year U.S. Treasury Notes	March 2007	$ (8,510,063)	$ 13,906
(32)	Two-Year U.S. Treasury Notes	March 2007	(6,529,000)	43,500
(2)	Two-Year U.S. Treasury Notes	March 2007	(408,062)	1,375
(26)	Two-Year U.S. Treasury Notes	March 2007	(5,304,813)	13,813
(4)	Two-Year U.S. Treasury Notes	March 2007	(816,125)	1,750
(145)			$ (21,568,063)	$ 174,344

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

Note 9: Income Taxes

At December 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$215,675,631
Gross unrealized appreciation	$414,926
Gross unrealized depreciation	(282,090)
Net unrealized appreciation	$132,836
Undistributed tax-exempt income	$13,216
Undistributed ordinary income	$19,393
Undistributed long-term capital gain	—
Total distributable earnings	$32,609
Other temporary differences	$129,059
Total accumulated earnings	$294,505

The cost basis of investments for tax and financial reporting purposes differs principally due to certain adjustments for instruments treated as debt for tax purposes.

The tax character of distributions paid during the period ended December 31, 2006 was tax-exempt income of $704,308 and ordinary income of $998,565.

The Fund realized net capital losses in the post-October period of $20,939. For tax purposes, these are deferred and treated as recognized on January 1, 2007. As of December 31, 2006, the Fund had net capital loss carryovers of $37,080, which expire in 2014, and are available to offset future capital gains.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended December 31, 2006, the following table shows the reclassifications made:

Paid in capital	$(18,334)
Accumulated net investment income	18,585
Accumulated net realized loss	(251)

The permanent differences primarily relate to organizational costs that are nondeductible for tax purposes.

Note 10: New Accounting Standards

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC granted a six-month delay in the required implementation of FIN 48 for registered investment companies. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In September 2006, the FASB issued its new Standard No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Citigroup Alternative Investments Tax Advantaged Short Term Fund:

We have audited the accompanying statement of assets and liabilities of the Citigroup Alternative Investments Tax Advantaged Short Term Fund (the “Fund”), including the schedules of investments and reverse repurchase agreements, as of December 31, 2006, and the related statements of operations, changes in net assets and financial highlights for the period August 1, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, and the results of its operations, the changes in its net assets, and its financial highlights for the period August 1, 2006 through December 31, 2006, in conformity with U.S. generally accepted accounting principles.

KPMG, LLP
New York, New York
February 27, 2007

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

ADDITIONAL TAX INFORMATION (UNAUDITED)

For the period ended December 31, 2006, the Fund paid tax-exempt dividends of $704,308. In addition, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentages of dividends declared from ordinary income designated as qualified dividend income is 12.9% (unaudited).

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2006 is 7.9% (unaudited).

Additional Information Applicable to Foreign Shareholders Only:

The percent of ordinary income distributions designated as interest related dividends for the period ended December 31, 2006 is 71.0%.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

The Investment Advisory Agreement was approved by the initial shareholder of the Fund on May 12, 2006 and by the Board of Trustees most recently on June 6, 2006. In approving the Investment Advisory Agreement in June 2006, the Board of Trustees considered the terms of the Agreement, including the structure of the Management Fee, and the resources and experience of the Adviser, its affiliates and the individuals dedicated to the Trust’s investment program. In doing so, the Trustees compared competitive prices for comparable services, reviewing fee information for a variety of investment funds similar in structure to the Fund. Among other things, the Trustees determined the Adviser’s fees were competitive to those charged by investment advisers to similar funds (when, if applicable, the fees charged to those other funds were adjusted to reflect the effects of the incentive compensation to which certain of those funds were subject) and the Fund’s expected expense ratio was reasonable given the Fund’s expected net assets. The Trustees also noted that the Adviser’s affiliation with Citigroup offered assurances as to its institutional stability. As to economies of scale, it was noted that it was too early to warrant evaluation of whether benefits relating to the Fund’s size were being shared properly between the Adviser and the shareholders. The Trustees also determined the Adviser’s resources and experience were satisfactory overall, and that sufficient resources and personnel would be assigned to the Adviser’s management of the Fund. Accordingly, they concluded approving the Investment Advisory Agreement served the interests of the Fund and the shareholders.

The Sub-Advisory Agreement was approved by the initial shareholder of the Fund on May 12, 2006 and by the Board of Trustees most recently on June 6, 2006. The Trustees noted that the fees paid to the Sub-Adviser are paid by the Adviser and do not increase the advisory fees borne directly by the Fund. The Trustees concluded that the Sub-Advisory Agreement serves the interest of the Fund and the Shareholders. A number of the factors evaluated by the Trustees in considering the Advisory Agreement were found not to be additionally relevant in respect of the Sub-Advisory Agreement, principally because the payments in question had been separately evaluated in respect of the Advisory Agreement.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

BOARD OF TRUSTEES AND OFFICERS

Information pertaining to the Trustees and officers of the Fund is set forth below. The address for each Trustee and officer in his or her capacity as such is 731 Lexington Avenue, 28th Floor, New York, NY 10022. See the Prospectus for additional information about the Fund’s Trustees and officers.

INDEPENDENT TRUSTEES

NAME AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE

Kathleen Cuocolo, 54	Trustee	May 2006 - Present	President, Cuocolo & Associates (a consultancy firm on fund governance and operations) (2004-Present), Executive Vice President, State Street Corporation (1982-2003)	1	Director, Guardian Park Avenue Portfolios
Thomas Volpe, 70	Trustee	September 2006 - Present	Consultant, Babcock & Brown (a diversified financial services company) (2001 - Present), Senior Vice President for Financial Operations, The Interpublic Group of Companies, Inc. (a marketing and communications services company) (1986 - 2001)	1	Director, American Technical Ceramics (an industrial components manufacturer), Director, the Rochdale Investment Trust (a registered investment company)

INTERESTED TRUSTEES

NAME AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEE

Reaz Islam, 40	Trustee	February 2006 - Present	Managing Director and Senior Investment Officer, Head of Citigroup Fixed Income Alternatives, Citigroup Alternative Investments LLC	1	None

OFFICERS

NAME AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Reaz Islam, 40	President	May 2006 - Present	See biography above
Jeffrey L. Traum, 40	Vice President, Treasurer and Assistant Secretary	May 2006 - Present	Managing Director, Citigroup Fixed Income Alternatives, Citigroup Alternative Investments LLC
Trudi Seery Gilligan, 40	Chief Compliance Officer	May 2006 - Present	Associate General Counsel, Citigroup Alternative Investments LLC, Chief Compliance Officer, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC
Robert Nolan, 42	Vice President	May 2006 - Present	Managing Director, Citigroup Fixed Income Alternatives, Citigroup Alternative Investments LLC
Lauren Yorks, 33	Vice President, Secretary and Assistant Treasurer	May 2006 - Present	Director, Citigroup Fixed Income Alternatives, Citigroup Alternative Investments LLC
__________________________ * Term of office of each Trustee and officer is indefinite.

CITIGROUP ALTERNATIVE INVESTMENTS TAX ADVANTAGED SHORT TERM FUND

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available on the SEC’s website at http://www.sec.gov. Information regarding the Adviser’s (or Sub-Adviser’s) proxy-voting record on behalf of the Trust will be made available for each twelve-month period ended June 30. Please call the Trust at 866-832-9160 to request this information, which will also be available on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION

Additional information about the Trust and the Fund has been filed with the Securities and Exchange Commission and is available either on the Commission’s website at http://www.sec.gov or upon request and without charge by calling the Trust toll free at 866-832-9160. The Fund’s annual and semi-annual reports to shareholders also are available on the SEC website or upon request and without charge by calling the Trust’s toll free number.

INVESTMENT ADVISER
Citigroup Alternative Investments LLC
731 Lexington Avenue, 28th Floor
New York, NY 10022

INVESTMENT SUB-ADVISER
Spectrum Asset Management, Inc.
2 High Ridge Park
Stamford, CT 06905

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND
DISBURSING AGENT & SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank National Association
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, NY 10154

LEGAL COUNSEL
Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022

SPECIAL COUNSEL TO THE INDEPENDENT TRUSTEES
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Kathleen C. Cuocolo is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 12/31/2006
Audit Fees	$70,000
Audit-Related Fees	$5,000
Tax Fees	$29,000
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

There were no non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant or to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Citigroup Alternative Investments Trust
Proxies and Proxy Voting Procedures

The Fund does not invest in the equity securities of any company. However, it does invest in fixed income securities where votes may occur. Fixed-income security holders generally do not have the power to vote regarding routine corporate administrative matters, such as the appointment or election of directors. However, the Adviser (or Sub-Adviser), on behalf of the Fund, may for example be asked to vote (a) when a fixed-income security in the Fund’s portfolio is in default, (b) as agent of the security owner on a creditor’s committee, (c) to accelerate the maturity of a defaulted security, (d) to consent to a proposed modification or waiver in a debt instrument’s terms, or (e) to approve, on behalf of the security owner, amendments to a trust indenture or a change in trustees.

In voting such securities by proxy, the Adviser (or Sub-Adviser) shall vote in a manner that the Adviser (or Sub-Adviser) determines, in its discretion, is in the best interest of the Fund and consistent with its duty of care and loyalty to the Fund. The Adviser (or Sub-Adviser) will generally vote for proposals that maximize the value of the security. The factors considered by the Adviser (or Sub-Adviser) will vary from security to security, and may include market information, liquidity, the debtor’s financial situation, the industry, and the Fund’s investment guidelines. The Adviser (or Sub-Adviser) will also follow any voting guidelines that have been expressly agreed upon in the Fund’s advisory contract.

Conflicts of interest in making such determinations will be addressed, in the case of the Adviser, by a committee to include both portfolio management and compliance/legal representatives. (If there is no conflict of interest, the proxy will be voted by the portfolio manager.) For example, if the Fund’s portfolio holds a defaulting bond whose issuer is negotiating financing with a financial institution that the Adviser has a business relationship or counter-party relationship with, the committee will review the voting action, and if it determines that no true conflict is present it will approve the proxy vote. The Sub-Adviser maintains separate procedures in respect of such conflicts of interest,

The Trust must file annually by August 31 a report of its 12-month voting record for the period ended June 30. This requirement is also imposed on funds that have not been solicited by any of their portfolio issuers to vote on any matter during the period. The CCO is responsible for completing this filing in a timely manner. Investors can receive a copy of this report by contacting the Trust.

Spectrum Asset Management, Inc.
POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

GENERAL POLICY

Spectrum, an investment adviser registered with the Securities and Exchange Commission, acts as investment advisor for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments and foundations). While Spectrum receives few proxies for the preferred shares it manages, Spectrum nonetheless will, when delegated the authority by a client, vote these shares per the following policy voting standards and processes:

STANDARDS:

Spectrum’s standards aim to ensure the following in keeping with the best interests of its clients:

•	That Spectrum act solely in the interest of clients in providing for ultimate long-term stockholder value.
•	That Spectrum act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
•	That custodian bank is aware of our fiduciary duty to vote proxies on behalf of others - Spectrum relies on the best efforts of its custodian bank to deliver all proxies we are entitled to vote.
•	That Spectrum will exercise its right to vote all proxies on behalf of its clients (or permit clients to vote their interest, as the case(s) may be).
•	That Spectrum will implement a reasonable and sound basis to vote proxies.

PROCESSES:

A. Following ISS’ Recommendations

Spectrum has selected Institutional Shareholder Services (ISS) to assist it with its proxy voting responsibilities. Spectrum follows ISS Standard Proxy Voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors Spectrum generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. Spectrum may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Manager to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer; (iii) notification to the Compliance Department and other appropriate Principal Global Investors personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

Spectrum generally votes proxies in accordance with ISS’ recommendations. When Spectrum follows ISS’ recommendations, it need not follow the conflict of interest procedures in Section B, below.

From time to time ISS may have a business relationship or affiliation with one or more issuers held in Spectrum client accounts, while also providing voting recommendations on these issuers’ securities. Because this practice may present a conflict of interest for ISS, Spectrum’s Chief Compliance Officer will require from ISS at least annually additional information, or a certification that ISS has adopted policies and procedures to detect and mitigate such conflicts of interest in issuing voting recommendations. Spectrum may obtain voting recommendations from two proxy voting services as an additional check on the independence of the ISS’ voting recommendations.

B. Disregarding ISS’ Recommendations

Should Spectrum determine not to follow ISS’ recommendation for a particular proxy, Spectrum will use the following procedures for identifying and resolving a material conflict of interest, and will use the Proxy Voting Guidelines (below) in determining how to vote.

Spectrum will classify proxy vote issues into three broad categories: Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once the Senior Portfolio Manager has analyzed and identified each issue as belonging in a particular category, and disclosed the conflict of interests to affected clients and obtained their consents prior to voting, Spectrum will cast the client’s vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, we will make every effort to classify them among the following three categories. If we believe it would be informative to do so, we may revise this document to reflect how we evaluate such issues.

Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, Spectrum has elected to approach international proxy voting on the basis of achieving “best efforts at a reasonable cost.”

As a fiduciary, Spectrum owes its clients an undivided duty of loyalty. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in it.

Identifying a Conflict of Interest. There may be a material conflict of interest when Spectrum votes a proxy solicited by an issuer whose retirement plan or fund we manage or with whom Spectrum, an affiliate, or an officer or director of Spectrum or of an affiliate has any other material business or personal relationship that may affect how we vote the issuer’s proxy. To avoid any perceived material conflict of interest, the following procedures have been established for use when Spectrum encounters a potential material conflict to ensure that voting decisions are based on a clients’ best interest and are not the product of a material conflict.

Monitoring for Conflicts of Interest. All employees of Spectrum are responsible for monitoring for conflicts of interest and referring any that may be material to the CCO for resolution. At least annually, the CCO, will take reasonable steps to evaluate the nature of Spectrum’s material business relationships (and those of its affiliates) with any company whose preferred securities are held in client accounts (a “portfolio company”) to assess which, if any, could give rise to a conflict of interest. CCO’s review will focus on the following three categories:

•
Business Relationships - The CCO will consider whether Spectrum (or an affiliate) has a substantial business relationship with a portfolio company or a proponent of a proxy proposal relating to the portfolio company (e.g., an employee group), such that failure to vote in favor of management (or the proponent) could harm the adviser’s relationship with the company (or proponent). For example, if Spectrum manages money for the portfolio company or an employee group, manages pension assets, leases office space from the company, or provides other material services to the portfolio company, the CCO will review whether such relationships may give rise to a conflict of interest.

•
Personal Relationships - The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships that might give rise to a conflict of interest.

•
Familial Relationships - The CCO will consider whether any senior executives or portfolio managers (or similar persons at Spectrum’s affiliates) have a familial relationship relating to a portfolio company (e.g., a spouse or other relative who serves as a director of a portfolio company, is a candidate for such a position, or is employed by a portfolio company in a senior position).

In monitoring for conflicts of interest, the CCO will consider all information reasonably available to it about any material business, personal, or familial relationship involving Spectrum (and its affiliates) and a portfolio company, including the following:

•	A list of clients that are also public companies, which is prepared and updated by the Operations Department and retained in the Compliance Department.

•	Publicly available information.

•	Information generally known within Spectrum.

•
Information actually known by senior executives or portfolio managers. When considering a proxy proposal, investment professionals involved in the decision-making process must disclose any potential material conflict that they are aware of to CCO prior to any substantive discussion of a proxy matter.

•
Information obtained periodically from those persons whom CCO reasonably believes could be affected by a conflict arising from a personal or familial relationship (e.g., portfolio managers, senior management).

The CCO may, at her discretion, assign day-to-day responsibility for monitoring for conflicts to a designated person. With respect to monitoring of affiliates, the CCO in conjunction with PGI’s CCO and/or Director of Compliance may rely on information barriers between Spectrum and its affiliates in determining the scope of its monitoring of conflicts involving affiliates.

Determining Whether a Conflict of Interest is “Material” - On a regular basis, CCO will monitor conflicts of interest to determine whether any may be “material” and therefore should be referred to PGI for resolution. The SEC has not provided any specific guidance as to what types of conflicts may be “material” for purposes of proxy voting, so therefore it would be appropriate to look to the traditional materiality analysis under the federal securities laws, i.e., that a “material” matter is one that is reasonably likely to be viewed as important by the average shareholder.

Whether a conflict may be material in any case will, of course, depend on the facts and circumstances. However, in considering the materiality of a conflict, Spectrum will use the following two-step approach:

1.
Financial Materiality - The most likely indicator of materiality in most cases will be the dollar amount involved with the relationship in question. For purposes of proxy voting, each committee will presume that a conflict is not material unless it involves at least 5% of Spectrum’s annual revenues or a minimum dollar amount $1,000,000. Different percentages or dollar amounts may be used depending on the proximity of the conflict (e.g., a higher number if the conflict arises through an affiliate rather than directly with Spectrum).

2.	Non-Financial Materiality - A non-financial conflict of interest might be material (e.g., conflicts involving personal or familial relationships) and should be evaluated on the facts of each case.

If the CCO has any question as to whether a particular conflict is material, it should presume the conflict to be material and refer it to the PGI’s CCO for resolution. As in the case of monitoring conflicts, the CCO may appoint a designated person or subgroup of Spectrum’s investment team to determine whether potential conflicts of interest may be material.

Resolving a Material Conflict of Interest - When an employee of Spectrum refers a potential material conflict of interest to the CCO, the CCO will determine whether a material conflict of interest exists based on the facts and circumstances of each particular situation. If the CCO determines that no material conflict of interest exists, no further action is necessary and the CCO will notify management accordingly. If the CCO determines that a material conflict exists, CCO must disclose the conflict to affected clients and obtain consent from each to the manner in which Spectrum proposes to vote.

Clients may obtain information about how we voted proxies on their behalf by contacting Spectrum’s Compliance Department.

PROXY VOTING GUIDELINES

CATEGORY I: Routine Administrative Items

Philosophy: Spectrum is willing to defer to management on matters of a routine administrative nature. We feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which we will normally defer to management’s recommendation include:

1.	selection of auditors
2.	increasing the authorized number of common shares
3.	election of unopposed directors

CATEGORY II: Special Interest Issues

Philosophy: While there are many social, political, environmental and other special interest issues that are worthy of public attention, we do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. Our primary responsibility in voting proxies is to provide for the greatest long-term value for Spectrum’s clients. We are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general we will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.

CATEGORY III: Issues Having the Potential for Significant Economic Impact

Philosophy: Spectrum is not willing to defer to management on proposals which have the potential for major economic impact on the corporation and the value of its shares. We believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.

1.
Classification of Board of Directors. Rather than electing all directors annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, we vote on a case by case basis on proposals for staggered boards, but generally favor annual elections of all directors.

2.
Cumulative Voting of Directors. Most corporations provide that shareholders are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. We generally support cumulative voting of directors.

3.
Prevention of Greenmail. These proposals seek to prevent the practice of “greenmail”, or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. We think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. We are opposed to greenmail and will support greenmail prevention proposals.

4.
Supermajority Provisions. These corporate charter amendments generally require that a very high percentage of share votes (70-81%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases we believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and we oppose such provisions.

5.
Defensive Strategies. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

6.
Business Combinations or Restructuring. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

7.
Executive and Director Compensation. These proposals will be analyzed on a case by case basis to determine the effect on shareholder value. Our decision will be based on whether the proposal enhances long-term economic value.

Policy Established May, 2003
Revised January, 2006
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of December 31, 2006:

NAME	TITLE	LENGTH OF SERVICE	BUSINESS EXPERIENCE DURING THE PAST 5 YEARS	ROLE OF PORTFOLIO MANAGER
Reaz Islam	President	May 2006 - Present	Managing Director and Senior Investment Officer, Head of Citigroup Fixed Income Alternatives, Citigroup Alternative Investments LLC	Individual having primary responsibility for the day-to-day management of the Fund. In that capacity he receives significant input and support from a team of analysts also employed by the Adviser.
Robert M. Nolan	Vice President	May 2006 - Present	Senior Credit Officer, Senior Portfolio Manager and Managing Director, Citigroup Fixed Income Alternatives, Citigroup Alternative Investments LLC	Assists Mr. Islam in the day-to-day management of the Fund.
Bernard M. Sussman	None (Chief Investment Officer of Sub-Adviser)	May 2006 - Present	Chief Investment Officer and Chairman of Spectrum's Investment Committee	Individual having primary responsibility for that portion of the Fund's portfolio delegated from time to time to Spectrum's management.

NAME	NUMBER OF REGISTERED INVESTMENT COMPANIES MANAGED AND TOTAL ASSETS FOR SUCH ACCOUNTS (INCLUDING THE TRUST)	BENEFICIAL OWNERSHIP OF EQUITY SECURITIES IN TRUST	NUMBER OF OTHER POOLED INVESTMENT VEHICLES MANAGED AND TOTAL ASSETS FOR SUCH ACCOUNTS	NUMBER OF OTHER ACCOUNTS MANAGED AND TOTAL ASSETS FOR SUCH ACCOUNTS
Reaz Islam	1, $144 million	0	8 accounts, $24.6 billion ($4.4 billion in capital)	0
Robert M. Nolan	1, $144 million	0	8 accounts, $24.6 billion ($4.4 billion in capital)	0
Bernard M. Sussman	9, $8.03 billion*	0	17, $2.74 billion*	38, $2.46 billion*

With respect to the accounts identified in the table above, Mr. Islam manages seven pooled investment vehicles with assets totaling $14.7 billion ($2.2 billion in capital) for which the advisory fees are based in part on performance of the accounts.

Mr. Islam's compensation is a combination of salary, discretionary bonus, deferred compensation, retirement plans and automatic participation in a company-funded retirement bonus. The discretionary bonus is based upon the financial results and profitability of Citigroup as a whole, that of CAI as a whole, and that of CAI's Citigroup Fixed Income Alternative Investments business unit, which Mr. Islam is responsible for heading. The discretionary bonus is not linked to the performance of any specific benchmark or that of any investment fund or account; nor are specific asset size targets considered.

With respect to the accounts identified in the table above, Mr. Nolan manages seven pooled investment vehicles with assets totaling $14.7 billion ($2.2 billion in capital) for which the advisory fees are based in part on performance of the accounts.

Mr. Nolan's compensation is a combination of salary, discretionary bonus, deferred compensation, retirement plans and automatic participation in a company-funded retirement bonus. The discretionary bonus is based upon the financial results and profitability of Citigroup as a whole, that of CAI as a whole, and that of CAI's Citigroup Fixed Income Alternative Investments business unit, which Mr. Nolan serves as a Senior Credit Officer and Senior Portfolio Manager. The discretionary bonus is not linked to the performance of any specific benchmark or that of any investment fund or account; nor are specific asset size targets considered.

With respect to the accounts identified in the table above, Mr. Sussman manages no accounts for which the advisory fees are based in part on performance of the accounts.

Mr. Sussman's receives all of his compensation from Spectrum and its parent company, Principal Global Investors, as a combination of salary and discretionary bonus paid on a quarterly basis. Discretionary bonuses are determined by management after consideration of several factors including, but not necessarily limited to; changes in overall firm assets under management, portfolio performance relative to benchmarks, contribution to client servicing, compliance with firm and/or regulatory policies and procedures, work ethic, seniority and length of service and contribution to the overall functioning of organization. Performance is monitored over the period of a year and is measured against one, or a combination of two or more, of the following benchmarks; Merrill Lynch Hybrid Preferred Index, the Lehman Aggregate, or Lehman Capital Securities Index.

The Portfolio Managers and Other Accounts - Potential Conflicts. As shown in the tables above, each of Messrs. Islam, Nolan and Sussman is responsible for managing other accounts ("Other Accounts") in addition to the Fund. In certain instances, conflicts may arise in their management of the Fund and such Other Accounts.

One situation where a conflict may arise between the Fund and an Other Account is in the allocation of investment opportunities among the Fund and the Other Account. For example, it may be determined that there is an opportunity that is suitable for the Fund as well as for Other Accounts, which have a similar investment objective. As a related matter, a particular security may be bought for one or more clients when one or more clients are selling that same security, which may adversely affect the Fund. Each of the Adviser and Sub-Adviser has adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Accounts in a manner that is fair, equitable and consistent with fiduciary obligations to each party.

Management of the Fund and Other Accounts may result in a portfolio manager devoting a disproportionate amount of time and attention to the management of a particular account as against another. This particularly may be the case when accounts have different objectives, benchmarks, time horizons, asset levels and fees.

The management of personal accounts by portfolio managers may give rise to potential conflicts of interest. While each of the Adviser's and Sub-Adviser's code of ethics will impose limits on the ability of portfolio managers to trade for their personal accounts, there is no assurance that the codes of ethics will eliminate such conflicts.

Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in connection with the portfolio managers' management of the Fund's investments and such Other Accounts.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1, 2006 to July 31, 2006	N/A	N/A	N/A	N/A
August 1, 2006 to August 31, 2006	N/A	N/A	N/A	N/A
September 1, 2006 to September 30, 2006	N/A	N/A	N/A	N/A
October 1, 2006 to October 31, 2006	N/A	N/A	N/A	N/A
November 1, 2006 to November 30, 2006	126,145	$10.04	126,145	0
December 1, 2006 to December 31, 2006	N/A	N/A	N/A	N/A
Total	126,145	$10.04	126,145	0

a.	The date each plan or program was announced - September 26, 2006
b.	The dollar amount (or share or unit amount) approved - Up to 20% of its outstanding shares as of the Valuation date (November 30, 2006).
c.	The expiration date (if any) of each plan or program - October 25, 2006 at 12:00 midnight, New York time
d.	Each plan or program that has expired during the period covered by the table - The plan from September 26, 2006 expired on October 25, 2006.
e.
Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases - The plan from September 26, 2006 expired on October 25, 2006.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Citigroup Alternative Investments Trust

By (Signature and Title) /s/Reaz Islam
Reaz Islam, President

Date   March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/Reaz Islam
Reaz Islam, President

Date   March 9, 2007

By (Signature and Title) /s/Jeffrey Traum
Jeffrey Traum, Treasurer

Date   March 9, 2007